UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        March 21, 2002

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12333	86-0385884
(Commission File Number)	(IRS Employer Identification No.)

                                    4435 Eastgate Mall, 3rd Floor, San Diego, CA                   92121
                                                            (Address of Principal Executive Offices)                               (Zip Code)

(858) 795-7000
Registrant's Telephone Number, Including Area Code

4370 La Jolla Village Drive, 5th Floor, San Diego, CA 92122
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

The Audit Committee of the Board of Directors of Iomega Corporation (“Iomega”) annually considers and recommends to the Board the selection of independent public accountants. Arthur Andersen LLP (“Arthur Andersen”) has served as Iomega’s independent auditors since 1980. In January 2002, the Board determined that it would be in the best interest of the Company and its shareholders to solicit bids from other independent audit firms. A new audit team from Arthur Andersen was given the opportunity and did bid to retain the audit work. In making this decision, the Board considered the tenure of Arthur Andersen on the account, the possible benefits of having a new audit team to perform this work and the relocation of the Company’s corporate headquarters from Roy, Utah to San Diego, California. On March 19, 2002, after an extensive evaluation process and as recommended by Iomega’s Audit Committee, the Board of Directors decided to appoint Ernst & Young LLP as Iomega’s independent auditors for the 2002 fiscal year, replacing Arthur Andersen.

Arthur Andersen has issued unqualified or “clean” opinions for the years ended December 31, 2000 and 1999. Arthur Andersen’s report on the Company’s Consolidated Financial Statements for 2001 has not yet been issued but is expected to be issued on an unqualified basis in conjunction with the publication of Iomega’s Annual Report to Shareholders and the filing of Iomega’s Annual Report on Form 10-K.

For the years ended December 31, 2001, 2000, 1999 and through March 19, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16.1 is a copy of Arthur Andersen’s letter, dated March 22, 2002, stating their agreement with such statements.

During the years ended December 31, 2001, 2000, 1999 and through March 19, 2002 (the date Ernst & Young LLP was appointed), the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2002

IOMEGA CORPORATION
            (Registrant)

By:  /s/ Barry Zwarenstein
      Barry Zwarenstein
      Vice President, Finance and Chief
      Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Arthur Andersen LLP regarding change in certifying accountant

99.1	Press Release dated March 21, 2002